Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory
Contracts
Amended Annex A dated February 10, 2011 to the Management Agreement dated April 30, 1997 is incorporated herein by reference to Exhibit
(d)(10) to Post-Effective Amendment No. 270 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 16, 2011 (Accession No. 0000950123-11-014683).